For Immediate Release
January 16, 2006
For Further Information:	Ed Bilek, Investor Relations	205/297-3331
Web Site: www.compassbank.com

COMPASS BANCSHARES REPORTS RECORD EARNINGS FOR 2005 UP 12%

•	Earnings reach all-time high of $401.8 million
•	Balanced top-line revenue growth; total revenue up 9%
•	Net interest income up 9%; noninterest income increases 10%
•	Focused earning asset growth continues; total loans increase 13% from year ago
•	Total deposits increase 20%; noninterest bearing deposits increase 11% from year ago
•	NPA ratio declines to 0.28%; NCO ratio decreases to 0.48% from 0.51% for prior year

Compass Bancshares, Inc. (Nasdaq: CBSS) today reported record earnings of $401.8 million for 2005, a 12 percent increase over the $360.2 million earned during 2004. For the same time period, earnings per share increased 11 percent to $3.18 from $2.87 in 2004. Return on average assets and return on average shareholders’ equity for 2005 were 1.36 percent and 18.52 percent, respectively.

Earnings for the fourth quarter of 2005 increased 11 percent to $102.1 million compared to $92.2 million earned during the fourth quarter of 2004. Earnings per share for the fourth quarter of 2005 increased 11 percent to $0.81 from $0.73 in the prior year. Return on average assets and return on average shareholders’ equity for the fourth quarter of 2005 were 1.34 percent and 18.24 percent, respectively.

On January 11, 2006, Compass restated its historical financial statements due to a technical clarification of accounting for interest rate swaps entered into in connection with certain brokered certificates of deposit and trust preferred debt transactions. The Company has re-designated the interest rate swaps associated with these transactions as fair value hedges under the “long-haul” accounting method in order to qualify them going forward for fair value hedge accounting. Accordingly, management believes that from a comparability standpoint future results may be evaluated in relation to reported results on an operating basis since the hedging transactions were economically effective. On an operating basis, which excludes the effects of the revised accounting treatment, operating earnings and operating earnings per share for 2005 increased 11 percent to $412.2 million and $3.26, respectively. Attached as Appendix A is a reconcilement of reported GAAP results to operating results.

-more-

Compass reports record earnings

D. Paul Jones, Jr., Compass chairman and chief executive officer, stated, “2005 was another outstanding year for Compass as we delivered strong growth to our shareholders in the midst of a challenging interest rate environment. Balanced top-line revenue growth, double-digit low-cost deposit generation, solid loan production, strong fee income growth and improved credit quality metrics were all key components to our success. We continue to believe that Compass’ diversified business mix, low-cost deposit funding base, investment in our distribution network and sales and service culture position us well to meet the challenges facing us. Given these strengths, combined with the momentum of our core businesses and our ability to capitalize on our market share upside, we are cautiously optimistic that 2006 will be another successful year.”

Jones added, “Compass’ record financial performance was fueled by a nine percent increase in revenue as both net interest income and noninterest income posted solid gains. Net interest income increased nine percent from year ago levels driven by solid loan growth and continued low-cost deposit generation. Most of our major fee-based businesses generated solid results as noninterest income increased 10 percent from prior year levels and now represents almost 41 percent of total revenue. Our ability to continue to grow top-line revenue, coupled with well contained expense growth of seven percent, also resulted in enhanced operating leverage as our efficiency ratio improved 112 basis points from year ago levels.”

“In addition, Compass continued to experience solid balance sheet growth with earning assets increasing nine percent over prior year levels. More importantly, the growth in earning assets was driven by a 13 percent increase in loans, offset in part by a three percent decrease in our investment securities portfolio. At the same time, our ability to fund loan demand primarily through internal deposit generation met with continued success. Total deposits increased 20 percent, including an 11 percent increase in noninterest bearing deposits,” Jones stated.

“While our percent net interest margin increased to 3.58 percent from 3.49 percent a year ago, it will, along with net interest margins throughout the financial services industry, remain under pressure given the flattening of the yield curve and expectations that interest rates will continue to rise. Our focus, however, remains on generating sufficient volumes of high-quality loans and continued growth of low-cost deposits. Accordingly, during 2005 we registered an $83.7 million increase in net interest income compared to a year ago.”

“Loan growth, however, did not come at the expense of maintaining sound credit quality standards. Nonperforming assets as a percentage of loans and other real estate decreased to 0.28 percent compared to 0.37 percent at year-end 2004. This marked the seventh consecutive quarter of improvement in this measure. Net charge-offs as a percentage of average loans also showed marked improvement, decreasing to 0.48 percent compared to 0.51 percent in 2004. At the same time, in response to the strong loan growth we experienced throughout the year, loan loss provision expense exceeded net charge-offs by $21 million and our allowance for loan losses as a percentage of loans ended the year at 1.25 percent,” Jones said.

-more-

Compass reports record earnings

During the year, Compass announced plans to expand its presence in the Dallas-Fort Worth-Arlington market with the signing of a definitive agreement to acquire Fort Worth-based TexasBanc Holding Co., the parent company of TexasBank. The largest independent commercial bank headquartered in Fort Worth, TexasBank has total assets of $1.8 billion and 24 banking centers. The combination creates a Southwestern powerhouse that will rank as the fifth largest bank in Texas and will rank fourth in the Dallas-Fort Worth-Arlington metropolitan area based on deposit market share. The transaction is expected to close in the first quarter of 2006 pending all required regulatory approvals, approval by TexasBanc shareholders and other customary conditions.

Including the pending acquisition, Compass operates 408 full-service banking centers including 163 in Texas, 90 in Alabama, 71 in Arizona, 42 in Florida, 32 in Colorado, and 10 in New Mexico. Compass will host a live conference call and webcast at 11:00 a.m. Central Time on January 17. Additional material information, including forward-looking information such as considerations regarding future results, may be discussed during the presentation. To participate by telephone dial 1-888-543-2107, passcode Compass, or by webcast at www.compassbank.com. A copy of the presentation will be made available on our web site prior to the call. A replay of the conference call and webcast will be made available until midnight on January 24, 2005. To access a replay of the conference call dial 1-800-642-1687, conference ID 3956797. Additional information about Compass, a member of the S&P 500 Index and Dow Jones Select Dividend Index, can be found at www.compassbank.com.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995
In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Compass Bancshares, Inc. notes that any statements in this press release, and elsewhere, that are not historical facts are “forward-looking statements” that involve risks and uncertainties that may cause the Company’s actual results of operations to differ materially from expected results. For a discussion of such risks and uncertainties, see the Company’s Annual Report on Form 10-K for the most recently ended fiscal year as well as its other filings with the U.S. Securities and Exchange Commission.

COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands except per share data)

	Three Months
	Ended December 31
			%
	2005	2004	Change
EARNINGS SUMMARY
Net interest income	$253,825	$230,116	10
Noninterest income [a]	166,786	149,332	12
Total revenue [a]	420,611	379,448	11
Investment securities gains, net	-	-	-
Provision for loan losses	35,550	27,518	29
Loss on prepayment of FHLB advances	-	-	-
Noninterest expense [b]	229,940	214,649	7
Pretax income	155,121	137,281	13
Income tax expense	52,983	45,052	18
Net income	$102,138	$92,229	11
Diluted earnings per share	$0.81	$0.73	11
Diluted weighted average
shares outstanding	126,188	126,008	-

	Year
	Ended December 31
			%
	2005	2004	Change
EARNINGS SUMMARY
Net interest income	$968,979	$885,325	9
Noninterest income [a]	658,599	601,307	10
Total revenue [a]	1,627,578	1,486,632	9
Investment securities gains, net	79	27,336	(100)
Provision for loan losses	117,818	105,658	12
Loss on prepayment of FHLB advances	-	25,136	(100)
Noninterest expense [b]	901,803	843,342	7
Pretax income	608,036	539,832	13
Income tax expense	206,206	179,647	15
Net income	$401,830	$360,185	12
Diluted earnings per share	$3.18	$2.87	11
Diluted weighted average
shares outstanding	126,423	125,416	1

	Three Months
	Ended December 31

	2005	2004
SELECTED RATIOS
Average common equity to
average assets	7.32%	7.24%
Average loans to average
total deposits	109.05	109.54
Return on average assets	1.34	1.30
Return on average equity	18.24	17.98
Efficiency ratio [c]	54.57	56.30
Return on average tangible equity [d]	21.94	21.89
Book value per common share	$18.10	$16.68
Allowance for loan losses as
a % of total loans	1.25%	1.37%
Allowance for loan losses as
a % of nonperforming loans	553.43	509.74

	Year
	Ended December 31

	2005	2004
SELECTED RATIOS
Average common equity to
average assets	7.37%	7.12%
Average loans to average
total deposits	108.57	109.66
Return on average assets	1.36	1.30
Return on average equity	18.52	18.29
Efficiency ratio [c]	55.39	56.51
Return on average tangible equity [d]	22.39	22.43
Book value per common share	$18.10	$16.68
Allowance for loan losses as
a % of total loans	1.25%	1.37%
Allowance for loan losses as
a % of nonperforming loans	553.43	509.74

	Average for Three Months
	Ended December 31
			%
	2005	2004	Change
BALANCE SHEET HIGHLIGHTS
Total loans	$21,145,075	$18,703,042	13
Total loans - managed	22,398,631	20,348,951	10
Total investment securities [e]	6,846,925	7,186,409	(5)
Earning assets [e]	28,058,377	25,933,630	8
Total assets	30,352,131	28,167,645	8
Noninterest bearing demand deposits	5,910,240	5,411,868	9
Interest bearing transaction
accounts	7,650,828	7,462,749	3
Total transaction accounts	13,561,068	12,874,617	5
Total deposits	19,390,286	17,073,758	14
Shareholders' equity	2,221,018	2,040,357	9

	Average for Year
	Ended December 31
			%
	2005	2004	Change
BALANCE SHEET HIGHLIGHTS
Total loans	$20,049,588	$17,999,355	11
Total loans - managed	21,448,110	19,690,950	9
Total investment securities [e]	7,031,093	7,422,339	(5)
Earning assets [e]	27,142,091	25,482,185	7
Total assets	29,444,232	27,660,628	6
Noninterest bearing demand deposits	5,702,201	4,999,763	14
Interest bearing transaction
accounts	7,396,716	7,630,930	(3)
Total transaction accounts	13,098,917	12,630,693	4
Total deposits	18,467,675	16,413,702	13
Shareholders' equity	2,170,062	1,968,948	10

	Ending Balance
	December 31
			%
	2005	2004	Change
BALANCE SHEET HIGHLIGHTS
Total loans	$21,372,215	$18,856,922	13
Total loans - managed	22,600,399	20,442,177	11
Total investment securities [e]	6,950,317	7,165,283	(3)
Earning assets [e]	28,396,710	26,090,878	9
Total assets	30,798,232	28,181,916	9
Noninterest bearing demand deposits	6,097,881	5,476,140	11
Interest bearing transaction
accounts	7,773,212	7,490,038	4
Total transaction accounts	13,871,093	12,966,178	7
Total deposits	20,384,115	17,042,732	20
Shareholders' equity	2,236,029	2,056,345	9
Period-end shares outstanding	123,539	123,264	-

[a]			Excludes gains on sales of investment securities.

[b]			Excludes loss on prepayment of FHLB advances.

[c]
Ratio is calculated by dividing noninterest expense less merger and integration expense and loss on prepayment of FHLB advances by taxable equivalent net interest income plus noninterest income less gains on sales of investment securities and business / branches.

[d]			Excludes amortization of intangibles, net of tax, and intangible assets.

[e]			Includes adjustment for market valuation.

COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands except per share data)

	Three Months Ended
	2005
	Dec 31	Sep 30	Jun 30
EARNINGS SUMMARY
Net interest income	$253,825	$247,111	$236,470
Noninterest income [a]	166,786	166,496	175,352
Total revenue [a]	420,611	413,607	411,822
Investment securities
gains, net	-	-	79
Provision for loan losses	35,550	34,195	27,800
Loss on prepayment of
FHLB advances	-	-	-
Noninterest expense [b]	229,940	227,396	222,595
Pretax income	155,121	152,016	161,506
Income tax expense	52,983	51,296	55,518
Net income	$102,138	$100,720	$105,988
Diluted earnings per share	$0.81	$0.80	$0.83
Diluted weighted average
shares outstanding	126,188	126,877	126,212

	Three Months Ended
	Mar 31, 2005	Dec 31, 2004
EARNINGS SUMMARY
Net interest income	$231,573	$230,116
Noninterest income [a]	149,965	149,332
Total revenue [a]	381,538	379,448
Investment securities
gains, net	-	-
Provision for loan losses	20,273	27,518
Noninterest expense [b]	221,872	214,649
Pretax income	139,393	137,281
Income tax expense	46,409	45,052
Net income	$92,984	$92,229
Diluted earnings per share	$0.74	$0.73
Diluted weighted average
shares outstanding	126,388	126,008

	Three Months Ended
	2005
	Dec 31	Sep 30	Jun 30
SELECTED RATIOS
Average common equity to
average assets	7.32%	7.45%	7.37%
Average loans to average
total deposits	109.05	109.58	107.17
Return on average assets	1.34	1.34	1.46
Return on average equity	18.24	18.02	19.82
Efficiency ratio [c]	54.57	54.71	53.88
Return on average tangible equity [d]	21.94	21.70	24.05
Book value per common share	$18.10	$17.95	$17.61

	Three Months Ended
	2005	2004
	Mar 31	Dec 31
SELECTED RATIOS
Average common equity to
average assets	7.35%	7.24%
Average loans to average
total deposits	108.39	109.54
Return on average assets	1.32	1.30
Return on average equity	18.00	17.98
Efficiency ratio [c]	58.69	56.30
Return on average tangible equity [d]	21.91	21.89
Book value per common share	$16.86	$16.68

	Dec 31,	Sep 30,	Annualized
	2005	2005	% Change
ENDING BALANCE SHEET
Total loans	$21,372,215	$20,841,790	10
Total loans - managed	22,600,399	22,142,422	8
Total investment securities [e]	6,950,317	6,874,317	4
Earning assets [e]	28,396,710	27,776,619	9
Total assets	30,798,232	30,133,835	9
Noninterest bearing demand deposits	6,097,881	6,085,377	1
Interest bearing transaction
accounts	7,773,212	7,513,815	14
Total transaction accounts	13,871,093	13,599,192	8
Total deposits	20,384,115	18,834,226	33
Shareholders' equity	2,236,029	2,234,577	-

	Dec 31,	Sep 30,	Annualized
	2005	2005	% Change
QUARTER AVERAGE BALANCE SHEET
Total loans	$21,145,075	$20,419,873	14
Total loans - managed	22,398,631	21,769,459	12
Total investment securities [e]	6,846,925	6,969,700	(7)
Earning assets [e]	28,058,377	27,451,411	9
Total assets	30,352,131	29,768,194	8
Noninterest bearing demand deposits	5,910,240	5,790,205	8
Interest bearing transaction
accounts	7,650,828	7,244,970	22
Total transaction accounts	13,561,068	13,035,175	16
Total deposits	19,390,286	18,634,695	16
Shareholders' equity	2,221,018	2,218,106	1

[a]	Excludes gains on sales of investment securities.

[b]	Excludes loss on prepayment of FHLB advances.

[c]	Ratio is calculated by dividing noninterest expense less merger and integration expense and loss on prepayment of FHLB advances by taxable equivalent net interest income plus noninterest income less gains on sales of investment securities and business / branches.

[d]	Excludes amortization of intangibles, net of tax, and intangible assets.

[e]	Includes adjustment for market valuation.

COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands)

	2005
	Dec 31	Sep 30	Jun 30
NONPERFORMING ASSETS
Nonaccrual loans	$47,578	$50,261	$51,196
Renegotiated loans	698	707	716
Other real estate, net	11,510	12,796	15,832
Total nonperforming assets	$59,786	$63,764	$67,744
Accruing loans ninety days or more
past due	$14,539	$14,510	$13,725
Other repossessed assets	763	685	705
Total nonperforming assets as
a % of loans and ORE	0.28%	0.31%	0.34%

	2005	2004
	Mar 31	Dec 31
NONPERFORMING ASSETS
Nonaccrual loans	$49,908	$49,947
Renegotiated loans	722	734
Other real estate, net	18,452	19,998
Total nonperforming assets	$69,082	$70,679
Accruing loans ninety days or more
past due	$14,257	$15,509
Other repossessed assets	740	656
Total nonperforming assets as
a % of loans and ORE	0.36%	0.37%

	Three Months Ended
	2005
	Dec 31	Sep 30	Jun 30
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period	$260,512	$254,708	$246,565
Net charge-offs (NCO)	28,889	28,391	19,657
Allowance transferred to
other liabilities	-	-	-
Provision for loan losses	35,550	34,195	27,800
Balance at end of period	$267,173	$260,512	$254,708
Allowance for loan losses as
a % of total loans	1.25%	1.25%	1.27%

Allowance for loan losses as
a % of nonperforming loans	553.43	511.13	490.65

Allowance for loan losses as
a % of nonperforming assets	446.88	408.56	375.99

Annualized as a % of average loans:
NCO - QTD	0.54	0.55	0.40
NCO - YTD	0.48	0.46	0.41

	Three Months Ended
	2005	2004
	Mar 31	Dec 31
ALLOWANCE FOR LOAN LOSSES
Balance at beginning of period	$258,339	$256,038
Net charge-offs (NCO)	19,858	25,217
Allowance transferred to
other liabilities	(12,189)	-
Provision for loan losses	20,273	27,518
Balance at end of period	$246,565	$258,339

Allowance for loan losses as
a % of total loans	1.29%	1.37%

Allowance for loan losses as
a % of nonperforming loans	486.99	509.74

Allowance for loan losses as
a % of nonperforming assets	356.92	365.51

Annualized as a % of average loans:
NCO - QTD	0.42	0.54
NCO - YTD	0.42	0.51

COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands)

	Three Months Ended December 31
	2005
YIELD/RATE ANALYSIS	Average	Income/	Yield/
(Taxable Equivalent Basis)	Balance	Expense	Rate
Assets
Earning assets:
Loans	$21,145,075	$351,137	6.59%
Investment securities held
to maturity	2,311,550	27,875	4.78
Investment securities available
for sale [a]	4,614,914	49,077	4.22
Other earning assets	66,377	718	4.29
Total earning assets [a]	28,137,916	428,807	6.05
Allowance for loan losses	(263,330)
Unrealized loss on
securities available for sale	(79,539)
Other assets	2,557,084
	$30,352,131

Liabilities and Shareholders' Equity
Interest bearing liabilities:
Interest bearing transaction accounts	$7,650,828	26,676	1.38
Time deposits	2,457,390	23,576	3.81
Certificates of deposit of
$100,000 or more	3,371,828	33,534	3.95
Federal funds purchased and
securities sold under agreement
to repurchase	4,065,294	40,709	3.97
Other short-term borrowings	225,908	2,072	3.64
FHLB and other borrowings [a]	4,087,197	47,337	4.59
Total interest bearing liabilities [a]	21,858,445	173,904	3.16
Net interest spread		254,903	2.89%

Noninterest bearing demand deposits	5,910,240
Other liabilities	362,428
Shareholders' equity	2,221,018
	$30,352,131
Net yield on earning assets			3.59%

Taxable equivalent adjustment:
Loans		318
Investment securities held to maturity		536
Investment securities available
for sale		215
Other earning assets		9
Total taxable equivalent adjustment		1,078
Net interest income		$253,825

[a] Excludes adjustment for market valuation.

	Three Months Ended December 31
	2004
YIELD/RATE ANALYSIS	Average	Income/	Yield/
(Taxable Equivalent Basis)	Balance	Expense	Rate
Assets
Earning assets:
Loans	$18,703,042	$256,855	5.46%
Investment securities held
to maturity	2,856,652	33,895	4.72
Investment securities available
for sale [a]	4,330,609	43,290	3.98
Other earning assets	44,179	311	2.80
Total earning assets [a]	25,934,482	334,351	5.13
Allowance for loan losses	(259,121)
Unrealized loss on
securities available for sale	(852)
Other assets	2,493,136
	$28,167,645

Liabilities and Shareholders' Equity
Interest bearing liabilities:
Interest bearing transaction accounts	$7,462,749	12,118	0.65
Time deposits	2,164,901	17,230	3.17
Certificates of deposit of
$100,000 or more	2,034,240	14,372	2.81
Federal funds purchased and
securities sold under agreement
to repurchase	4,556,154	22,205	1.94
Other short-term borrowings	117,362	479	1.62
FHLB and other borrowings [a]	4,085,602	36,910	3.59
Total interest bearing liabilities [a]	20,421,008	103,314	2.01
Net interest spread		231,037	3.12%

Noninterest bearing demand deposits	5,411,868
Other liabilities	294,412
Shareholders' equity	2,040,357
	$28,167,645
Net yield on earning assets			3.54%

Taxable equivalent adjustment:
Loans		224
Investment securities held to maturity		651
Investment securities available
for sale		35
Other earning assets		11
Total taxable equivalent adjustment		921
Net interest income		$230,116

[a] Excludes adjustment for market valuation.

COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands)

	Year Ended December 31
	2005
YIELD/RATE ANALYSIS	Average	Income/	Yield/
(Taxable Equivalent Basis)	Balance	Expense	Rate
Assets
Earning assets:
Loans	$20,049,588	$1,236,153	6.17%
Investment securities held
to maturity	2,509,642	121,405	4.84
Investment securities available
for sale [a]	4,570,904	189,333	4.14
Other earning assets	61,410	2,347	3.82
Total earning assets [a]	27,191,544	1,549,238	5.70
Allowance for loan losses	(257,919)
Unrealized gain (loss) on
securities available for sale	(49,453)
Other assets	2,560,060
	$29,444,232

Liabilities and Shareholders' Equity
Interest bearing liabilities:
Interest bearing transaction accounts	$7,396,716	74,186	1.00
Time deposits	2,542,086	88,495	3.48
Certificates of deposit of
$100,000 or more	2,826,672	98,298	3.48
Federal funds purchased and
securities sold under agreement
to repurchase	4,175,841	133,595	3.20
Other short-term borrowings	182,911	4,994	2.73
FHLB and other borrowings [a]	4,114,354	176,605	4.29
Total interest bearing liabilities [a]	21,238,580	576,173	2.71
Net interest spread		973,065	2.99%

Noninterest bearing demand deposits	5,702,201
Other liabilities	333,389
Shareholders' equity	2,170,062
	$29,444,232
Net yield on earning assets			3.58%

Taxable equivalent adjustment:
Loans		1,224
Investment securities held to maturity		2,261
Investment securities available
for sale		560
Other earning assets		41
Total taxable equivalent adjustment		4,086
Net interest income		$968,979

[a] Excludes adjustment for market valuation.

	Year Ended December 31
	2004
YIELD/RATE ANALYSIS	Average	Income/	Yield/
(Taxable Equivalent Basis)	Balance	Expense	Rate
Assets
Earning assets:
Loans	$17,999,355	$950,925	5.28%
Investment securities held
to maturity	2,996,342	143,637	4.79
Investment securities available
for sale [a]	4,401,132	181,234	4.12
Other earning assets	60,491	1,306	2.16
Total earning assets [a]	25,457,320	1,277,102	5.02
Allowance for loan losses	(251,713)
Unrealized gain (loss) on
securities available for sale	24,865
Other assets	2,430,156
	$27,660,628

Liabilities and Shareholders' Equity
Interest bearing liabilities:
Interest bearing transaction accounts	$7,630,930	47,689	0.62
Time deposits	2,004,181	63,321	3.16
Certificates of deposit of
$100,000 or more	1,778,828	48,768	2.74
Federal funds purchased and
securities sold under agreement
to repurchase	4,278,135	57,663	1.35
Other short-term borrowings	115,581	1,267	1.10
FHLB and other borrowings [a]	4,584,678	169,493	3.70
Total interest bearing liabilities [a]	20,392,333	388,201	1.90
Net interest spread		888,901	3.12%

Noninterest bearing demand deposits	4,999,763
Other liabilities	299,584
Shareholders' equity	1,968,948
	$27,660,628
Net yield on earning assets			3.49%

Taxable equivalent adjustment:
Loans		764
Investment securities held to maturity		2,613
Investment securities available
for sale		159
Other earning assets		40
Total taxable equivalent adjustment		3,576
Net interest income		$885,325

[a] Excludes adjustment for market valuation.

COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands)

	Year
	Ended December 31
			%
	2005	2004	Change
NONINTEREST INCOME
Service charges on deposit accounts	$297,080	$282,808	5
Card and merchant processing fees	95,591	75,548	27
Insurance commissions	59,362	51,437	15
Retail investment sales	33,890	31,316	8
Asset management fees	28,689	22,666	27
Corporate and correspondent
investment sales	23,487	20,457	15
Bank owned life insurance	17,467	17,169	2
Other income	99,877	88,853	12
	655,443	590,254	11
Trading settlements on economic
hedge swaps	13,398	26,503	(49)
Trading gains (losses) on economic
hedge swaps	(16,633)	(15,450)	8
Investment securities
gains, net	79	27,336	(100)
Gain on sale of business/branches	6,391	-	-
Total noninterest income	$658,678	$628,643	5

NONINTEREST EXPENSE
Salaries and benefits	$487,819	$458,356	6
Equipment expense	81,979	76,169	8
Net occupancy expense	66,937	65,791	2
Professional services	61,640	57,380	7
Marketing expense	43,802	33,249	32
Communications expense	21,793	21,859	-
Amortization of intangibles	6,151	6,543	(6)
Merger and integration
expense	1,641	1,275	29
Other expense	130,041	122,720	6
	901,803	843,342	7
Loss on prepayment of FHLB advances	-	25,136	(100)
Total noninterest expense	$901,803	$868,478	4

	Three Months Ended
	2005
	Dec 31	Sep 30	Jun 30
NONINTEREST INCOME
Service charges on deposit accounts	$77,056	$78,448	$78,927
Card and merchant processing fees	25,491	24,496	24,274
Insurance commissions	14,180	13,888	15,570
Retail investment sales	7,913	8,748	8,448
Asset management fees	7,596	7,386	6,646
Corporate and correspondent
investment sales	7,096	7,037	5,234
Bank owned life insurance	4,615	4,396	4,216
Other income	25,143	26,246	22,623
	169,090	170,645	165,938
Trading settlements on economic
hedge swaps	2,150	2,829	3,716
Trading gains (losses) on economic
hedge swaps	(6,054)	(6,978)	5,698
Investment securities
gains, net	-	-	79
Gain on sale of business/branches	1,600	-	-
Total noninterest income	$166,786	$166,496	$175,431

NONINTEREST EXPENSE
Salaries and benefits	$124,734	$122,979	$118,762
Equipment expense	20,702	21,048	20,170
Net occupancy expense	16,416	17,036	16,833
Professional services	17,252	15,154	15,154
Marketing expense	9,936	10,505	11,476
Communications expense	5,470	5,400	5,447
Amortization of intangibles	1,495	1,541	1,588
Merger and integration
expense	718	454	235
Other expense	33,217	33,279	32,930
	229,940	227,396	222,595
Loss on prepayment of FHLB advances	-	-	-
Total noninterest expense	$229,940	$227,396	$222,595

	Three Months Ended
	2005	2004
	Mar 31	Dec 31
NONINTEREST INCOME
Service charges on deposit accounts	$62,649	$72,085
Card and merchant processing fees	21,330	20,409
Insurance commissions	15,724	12,257
Retail investment sales	8,781	7,165
Asset management fees	7,061	5,768
Corporate and correspondent
investment sales	4,120	5,237
Bank owned life insurance	4,240	4,742
Other income	25,865	25,683
	149,770	153,346
Trading settlements on economic
hedge swaps	4,703	5,581
Trading gains (losses) on economic
hedge swaps	(9,299)	(9,595)
Investment securities
gains, net	-	-
Gain on sale of business/branches	4,791	-
Total noninterest income	$149,965	$149,332

NONINTEREST EXPENSE
Salaries and benefits	$121,344	$117,828
Equipment expense	20,059	19,567
Net occupancy expense	16,652	16,168
Professional services	14,080	17,226
Marketing expense	11,885	4,364
Communications expense	5,476	5,252
Amortization of intangibles	1,527	1,672
Merger and integration
expense	234	497
Other expense	30,615	32,075
	221,872	214,649
Loss on prepayment of FHLB advances	-	-
Total noninterest expense	$221,872	$214,649

COMPASS BANCSHARES, INC.
(Unaudited)
(In thousands except per share data)
APPENDIX A - OPERATING BASIS RESULTS

	Three Months			Year
	Ended December 31,		%	Ended December 31,		%
	2005	2004	Change	2005	2004	Change
OPERATING EARNINGS SUMMARY (NON-GAAP)
Net interest income	$255,975	$235,697	9	$982,377	$911,828	8
Noninterest income [a]	170,690	153,346	11	661,834	590,254	12
Total revenue [a]	426,665	389,043	10	1,644,211	1,502,082	9
Investment securities gains, net	-	-	-	79	27,336	(100)
Provision for loan losses	35,550	27,518	29	117,818	105,658	12
Loss on prepayment of FHLB advances	-	-	-	-	25,136	(100)
Noninterest expense [b]	229,940	214,649	7	901,803	843,342	7
Pretax operating income	161,175	146,876	10	624,669	555,282	12
Income tax expense	55,279	48,686	14	212,515	185,498	15

Operating net income	$105,896	$98,190	8	$412,154	$369,784	11

Diluted earnings per share - operating	$0.84	$0.78	8	$3.26	$2.95	11

Diluted weighted average shares outstanding	126,188	126,008	-	126,423	125,416	1

SELECTED OPERATING RATIOS (NON-GAAP)
Return on average assets	1.38%	1.39%		1.40%	1.34%
Return on average equity	18.94	19.29		19.05	18.94
Efficiency ratio [c]	53.79	54.92		54.82	55.93
Return on average tangible equity [d]	22.77	23.50		23.05	23.26
Net interest margin (TE)	3.62	3.63		3.63	3.60

	Three Months Ended December 31,			Year Ended December 31,
	2005	2004		2005	2004
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
Net interest income - as reported (GAAP)	$253,825	$230,116		$968,979	$885,325
Interest income from economic hedge swaps	2,150	5,581		13,398	26,503
Operating net interest income	$255,975	$235,697		$982,377	$911,828

Noninterest income - as reported (GAAP) [a]	$166,786	$149,332		$658,599	$601,307
Interest income from economic hedge swaps	(2,150)	(5,581)		(13,398)	(26,503)
Trading gains (losses) on economic hedge swaps	6,054	9,595		16,633	15,450
Operating noninterest income	$170,690	$153,346		$661,834	$590,254

Income tax expense - as reported (GAAP)	$52,983	$45,052		$206,206	$179,647
Income tax expense related to non-operating items	2,296	3,634		6,309	5,851
Operating income tax expense	$55,279	$48,686		$212,515	$185,498

[a]	Excludes gains on sales of investment securities.

[b]	Excludes loss on prepayment of FHLB advances.

[c]
Ratio is calculated by dividing noninterest expense less merger and integration expense and loss on prepayment of FHLB advances by taxable equivalent operating net interest income plus operating noninterest income less gains on sales of investment securities and business / branches.

[d]	Excludes amortization of intangibles, net of tax, and intangible assets.

TE - Taxable equivalent.